FOR IMMEDIATE RELEASE

DUFF & PHELPS REPORTS
2012 FOURTH QUARTER RESULTS,
AND DECLARES QUARTERLY DIVIDEND

FOURTH QUARTER HIGHLIGHTS:

•
Quarterly revenue of $145.1 million including reimbursable expenses (representing a $20.6 million or 16.5% increase over the corresponding prior year quarter) and $139.9 million excluding reimbursable expenses (representing a $20.9 million or 17.6% increase over the corresponding prior year quarter)

•	Adjusted EBITDA(1) of $27.1 million, representing a 19.3% margin and a $2.9 million or 11.9% increase over the corresponding prior year quarter

•	Adjusted Pro Forma Net Income(1) of $0.34 per share, compared to $0.32 per share for the corresponding prior year quarter

•	Declares a quarterly dividend of $0.09 per share of Class A common stock

FULL YEAR HIGHLIGHTS:

•
Full year revenue of $484.7 million including reimbursable expenses (representing a $87.8 million or 22.1% increase over the prior year) and $469.2 million excluding reimbursable expenses (representing a $85.2 million or 22.2% increase over the prior year)

•	Adjusted EBITDA(1) of $83.7 million, representing a 17.9% margin and a $19.0 million or 29.4% increase over the prior year

•	Adjusted Pro Forma Net Income(1) of $1.01 per share, compared to $0.82 per share for the prior year

NEW YORK—February 25, 2013—Duff & Phelps Corporation (NYSE: DUF), a leading independent financial advisory and investment banking firm, today announced its fourth quarter 2012 financial results and declared a quarterly dividend.

Results
For the quarter ended December 31, 2012, revenue excluding reimbursable expenses increased $20.9 million or 17.6% to $139.9 million, compared to $119.0 million for the corresponding prior year quarter. Adjusted EBITDA(1) for the quarter was $27.1 million, representing 19.3% of revenue excluding reimbursable expenses, compared to $24.2 million for the corresponding prior year quarter, representing 20.3% of revenue excluding reimbursable expenses. Net income attributable to Duff & Phelps Corporation was $6.1 million, or $0.16 per share of Class A common stock on a fully diluted basis, compared to $7.0 million, or $0.23 per share for the corresponding prior year quarter. Adjusted Pro Forma Net Income(1) was $13.4 million, or $0.34 per share on a fully exchanged, fully diluted basis, compared to $12.4 million, or $0.32 per share, for the corresponding prior year quarter.

For the year ended December 31, 2012, revenue excluding reimbursable expenses increased $85.2 million or 22.2% to $469.2 million, compared to $383.9 million for the prior year. Adjusted EBITDA(1) for the year was $83.7 million, representing 17.9% of revenue excluding reimbursable expenses, compared to $64.7 million for the prior year, representing 16.9% of revenue excluding reimbursable expenses. Net income attributable to Duff & Phelps Corporation was $22.3 million, or $0.62 per share of Class A common stock on a fully diluted basis, compared to $18.6 million, or $0.63 per share for the prior year. Adjusted Pro Forma Net Income(1) was $39.3 million, or $1.01 per share on a fully exchanged, fully diluted basis, compared to $31.7 million, or $0.82 per share, for the prior year.

"The strong fourth quarter results reflect continued momentum in several of our businesses including dispute consulting, complex asset valuations and middle market investment banking, as well as the positive impact specifically related to the anticipated tax changes resulting from the fiscal cliff discussions—such as transaction opinions provided for dividend recapitalizations," commented Noah Gottdiener, chief executive officer. "Overall, I am pleased with our 2012 results."

_______________

(1)	Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures. See definitions and disclosures herein.

Declaration of Quarterly Dividend
The Company also announced today that its board of directors has declared a quarterly dividend of $0.09 per share on its outstanding Class A common stock. The dividend is payable on March 19, 2013 to shareholders of record on March 8, 2013.

About Duff & Phelps
As a leading global financial advisory and investment banking firm, Duff & Phelps balances analytical skills, deep market insight and independence to help clients make sound decisions. The firm provides expertise in the areas of valuation, transactions, financial restructuring, alternative assets, disputes and taxation, with more than 1,000 employees serving clients from offices in North America, Europe and Asia. Investment banking services in the United States are provided by Duff & Phelps Securities, LLC; Pagemill Partners; and GCP Securities, LLC. Member FINRA/SIPC. M&A advisory services in the United Kingdom and Germany are provided by Duff & Phelps Securities Ltd. Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority. For more information, visit www.duffandphelps.com. (NYSE: DUF)

Earnings Call Webcast
As a result of the pending merger, the Company will not be holding an earnings conference call. Please refer to the Company's Annual Report on Form 10-K that will be filed subsequent to this press release for additional discussion of the Company's results.

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Pro Forma Net Income, and Adjusted Pro Forma Net Income per share are non-GAAP financial measures. We believe these measures provide a relevant and useful alternative measure of our ongoing profitability and performance. We believe the Adjusted EBITDA, Adjusted Pro Forma Net Income, and Adjusted Pro Forma Net Income per share, in addition to GAAP financial measures, provide a relevant and useful benchmark for investors, in order to assess our financial performance, ongoing operating results and comparability to other companies in our industry. These measures are utilized by our senior management to evaluate our overall performance.

We define Adjusted EBITDA as operating income before depreciation and amortization, equity-based compensation originating prior to our IPO and associated with grants of ownership units of D&P Acquisitions and stock options granted in conjunction with our IPO and other items which are generally not part of our ongoing operations, including but not limited to restructuring charges and acquisition related expenses. We define Adjusted Pro Forma Net Income as net income before equity compensation associated with grants of ownership units of D&P Acquisitions and stock options granted in conjunction with our IPO, and certain items which are generally not part of our ongoing operations, including but not limited to restructuring charges and acquisition related expenses, less pro forma corporate income tax applied at an assumed effective corporate tax rate. Adjusted Pro Forma Net Income per share consists of Adjusted Pro Forma Net Income divided by the fully dilutive weighted average number of the Company's Class A and Class B shares for the applicable period. These measures are reconciled in the tables below.

Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures which are not prepared in accordance with, and should not be considered a substitute for or superior to measurements required by GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies.

Reconciliation of Adjusted EBITDA

	Quarter Ended		Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Net income attributable to Duff & Phelps Corporation	$6,065	$7,045	$22,264	$18,614
Net income attributable to noncontrolling interest	590	4,110	4,037	11,115
Provision for income taxes	7,630	5,566	20,022	13,841
Other expense/(income), net	(292)	1,591	1,069	1,703
Operating income	13,993	18,312	47,392	45,273
Depreciation and amortization	5,128	3,230	18,138	11,164
Equity-based compensation associated with Legacy Units and IPO Options(1)	—	(34)	22	207
Acquisition retention expenses(2)	3,029	1,024	9,536	1,624
Restructuring charges(3)	(28)	95	1,796	4,090
Acquisition, integration and corporate development costs(4)	4,951	1,571	6,865	2,372
Adjusted EBITDA	$27,073	$24,198	$83,749	$64,730

Reconciliation of Adjusted Pro Forma Net Income

	Quarter Ended		Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Net income attributable to Duff & Phelps Corporation	$6,065	$7,045	$22,264	$18,614
Net income attributable to noncontrolling interest	590	4,110	4,037	11,115
Equity-based compensation associated with Legacy Units and IPO Options(1)	—	(34)	22	207
Acquisition retention expenses(2)	3,029	1,024	9,536	1,624
Restructuring charges(3)	(28)	95	1,796	4,090
Acquisition, integration and corporate development costs(4)	4,951	1,571	6,865	2,372
Loss from the write off of an investment(5)	—	1,500	376	1,500
Adjustment to provision for income taxes(6)	(1,197)	(2,910)	(5,621)	(7,824)
Adjusted Pro Forma Net Income, as defined	$13,410	$12,401	$39,275	$31,698

Fully diluted weighted average shares of Class A common stock	37,245	27,674	34,585	27,832
Weighted average New Class A Units outstanding	2,002	10,650	4,466	10,883
Pro forma fully exchanged, fully diluted shares outstanding	39,247	38,324	39,051	38,715

Adjusted Pro Forma Net Income per fully exchanged, fully diluted share outstanding	$0.34	$0.32	$1.01	$0.82

_______________
(1)
Represents elimination of equity-compensation expense from Legacy Units associated with ownership units of D&P Acquisitions ("Legacy Units") and stock options granted in conjunction with our IPO ("IPO Options"). See further detail in the Notes to the Consolidated Financial Statements.

(2)
Acquisition retention expenses include expense associated with equity or cash-based retention incentives to certain individuals who became employees of the Company through an acquisition. Equity-based incentives are typically subject to certain annual or cliff vesting provisions over three years contingent upon certain conditions which include employment. Cash-based incentives are generally subject to certain annual or cliff vesting provisions up to four years contingent upon certain conditions which may include employment. Cash-based retentive incentives may also include incentives paid to acquired employees upon the closing of an acquisition. These incentives may be in addition to future grants or cash bonuses awarded as a component of ongoing incentive compensation.

(3)
In June 2011, the Company identified opportunities for cost savings through office consolidations of underutilized space and workforce reductions of non-client service professionals. The Company incurred restructuring charges of $4,090 during the year ended December 31, 2011 related to these initiatives. In March 2012, the Company identified opportunities for cost savings through the elimination of our M&A Advisory practice in France and certain Investment Banking positions in France. The Company incurred restructuring charges of $1,796 during the year ended December 31, 2012 related to these initiatives and for changes in estimates of original assumptions.

(4)
Acquisition, integration and corporate development costs include fees and charges associated with acquisitions and ongoing corporate development initiatives, including costs resulting from the pending merger. These costs are primarily comprised of (i) professional fees from legal, accounting, investment banking and other services, (ii) integration costs principally related to marketing, information technology, finance and real estate that are incremental and one-time in nature, (iii) gains or losses resulting from the recalculation of contingent consideration, (iv) foreign currency gains or losses from the translation of acquisition-related intercompany loans and (v) other charges such as regulatory filing fees and travel and entertainment expenses that are incremental in nature.

(5)	Reflects a charge from the write off of a minority investment. The charge is reflected in "Other expense" on the Company's Consolidated Statements of Operations.
(6)
Represents an adjustment to reflect an assumed annual effective corporate tax rate of approximately 39.5% and 40.6% as applied to the years ended December 31, 2012 and 2011, respectively, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company, (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates and (iii) all deferred tax assets related to foreign operations are fully realizable.

Disclosure Regarding Forward-Looking Statements
Statements in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), which reflect the Company's current views with respect to, among other things, future events and financial performance. The Company generally identifies forward looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this discussion are based upon our historical performance and on our current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us, or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and the risk factors section that are included in our Annual Report on Form 10-K for the year ended December 31, 2012 and any subsequent filings of our Quarterly Reports on Form 10-Q. The forward-looking statements included in this press release are made only as of the date this press release was issued. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Investor Relations
Marty Dauer, +1-212-871-7700
investor.relations@duffandphelps.com

Media Relations
Alex Wolfe, +1-212-871-9087
alex.wolfe@duffandphelps.com

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended		Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Revenue	$139,917	$118,980	$469,164	$383,940
Reimbursable expenses	5,218	5,573	15,537	12,934
Total revenue	145,135	124,553	484,701	396,874

Direct client service costs
Compensation and benefits (includes $4,259 and $3,705 of equity-based compensation for the quarters ended December 31, 2012 and 2011, respectively, and $19,098 and $17,086 for the years ended December 31, 2012 and 2011, respectively)	77,070	62,934	256,089	209,606
Other direct client service costs	4,476	4,089	13,119	9,048
Acquisition retention expenses (includes $734 and $454 of equity-based compensation for the quarters ended December 31, 2012 and 2011, respectively, and $2,908 and $1,054 for the years ended December 31, 2012 and 2011, respectively)	3,029	1,024	9,536	1,624
Reimbursable expenses	5,361	5,589	15,734	13,073
	89,936	73,636	294,478	233,351
Operating expenses
Selling, general and administrative (includes $824 and $633 of equity-based compensation for the quarters ended December 31, 2012 and 2011, respectively, and $3,531 and $3,744 for the years ended December 31, 2012 and 2011, respectively)	31,155	27,709	116,032	100,624
Depreciation and amortization	5,128	3,230	18,138	11,164
Restructuring charges	(28)	95	1,796	4,090
Acquisition, integration and corporate development costs	4,951	1,571	6,865	2,372
	41,206	32,605	142,831	118,250

Operating income	13,993	18,312	47,392	45,273

Other expense/(income), net
Interest income	(22)	(8)	(59)	(77)
Interest expense	256	97	748	275
Other expense/(income)	(526)	1,502	380	1,505
	(292)	1,591	1,069	1,703

Income before income taxes	14,285	16,721	46,323	43,570
Provision for income taxes	7,630	5,566	20,022	13,841
Net income	6,655	11,155	26,301	29,729
Less: Net income attributable to noncontrolling interest	590	4,110	4,037	11,115
Net income attributable to Duff & Phelps Corporation	$6,065	$7,045	$22,264	$18,614

Weighted average shares of Class A common stock outstanding
Basic	35,704	26,685	33,267	26,958
Diluted	37,245	27,674	34,585	27,832

Net income per share attributable to stockholders of Class A common stock of Duff & Phelps Corporation
Basic	$0.16	$0.24	$0.64	$0.65
Diluted	$0.16	$0.23	$0.62	$0.63

Cash dividends declared per common share	$0.09	$0.08	$0.36	$0.32

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
QUARTERLY REVENUE BY SEGMENT
(In thousands)
(Unaudited)

	2011					2012					Variance Q4 2011 vs Q4 2012		Variance 2011 vs 2012
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Dollar	Percent	Dollar	Percent
Financial Advisory
Valuation Advisory(a)	$37,614	$32,604	$33,887	$39,046	$143,151	$39,490	$33,610	$33,895	$43,334	$150,329	$4,288	11.0%	$7,178	5.0%
Tax Services(b)	7,547	15,128	9,572	8,698	40,945	5,488	13,035	11,008	10,295	39,826	1,597	18.4%	(1,119)	(2.7)%
Dispute & Legal Management Consulting(c)	13,436	13,005	18,319	22,032	66,792	14,675	19,979	22,708	24,430	81,792	2,398	10.9%	15,000	22.5%
	58,597	60,737	61,778	69,776	250,888	59,653	66,624	67,611	78,059	271,947	8,283	11.9%	21,059	8.4%

Alternative Asset Advisory
Portfolio Valuation	6,519	6,220	6,730	6,272	25,741	7,622	6,059	6,417	5,725	25,823	(547)	(8.7)%	82	0.3%
Complex Asset Solutions	5,321	4,125	3,998	4,631	18,075	4,904	4,048	6,270	5,828	21,050	1,197	25.8%	2,975	16.5%
Due Diligence	1,645	4,070	2,643	3,492	11,850	2,423	2,312	2,516	2,926	10,177	(566)	(16.2)%	(1,673)	(14.1)%
	13,485	14,415	13,371	14,395	55,666	14,949	12,419	15,203	14,479	57,050	84	0.6%	1,384	2.5%

Investment Banking
M&A Advisory(d)	1,450	1,853	5,741	16,568	25,612	9,354	14,953	8,145	18,537	50,989	1,969	11.9%	25,377	99.1%
Transaction Opinions	8,231	7,266	7,466	5,811	28,774	6,742	8,171	5,957	13,830	34,700	8,019	138.0%	5,926	20.6%
Global Restructuring Advisory(e)	3,283	3,615	3,672	12,430	23,000	15,647	12,322	11,497	15,012	54,478	2,582	20.8%	31,478	136.9%
	12,964	12,734	16,879	34,809	77,386	31,743	35,446	25,599	47,379	140,167	12,570	36.1%	62,781	81.1%

Total Revenue (excluding reimbursables)	$85,046	$87,886	$92,028	$118,980	$383,940	$106,345	$114,489	$108,413	$139,917	$469,164	$20,937	17.6%	$85,224	22.2%

_______________
(a)
For the year ended December 31, 2012, Valuation Advisory includes $2,362 of incremental revenue from our acquisition of Ceteris from the effective date of the acquisition (October 18, 2012) through the end of the year. Ceteris is an independent provider of transfer pricing and valuation advisory services.
(d)
For the year ended December 31, 2012, M&A Advisory includes $2,846 of incremental revenue from our acquisition of Growth Capital Partners from the beginning of the year through June 30, 2012, the one year anniversary of the acquisition. For the year ended December 31, 2011, M&A Advisory includes $7,507 of incremental revenue from the effective date of the acquisition (June 30, 2011) through the end of the year. Growth Capital Partners is a Houston-based investment banking firm focused on transactions in the middle market.

(b)
For the year ended December 31, 2012, Tax Services includes $279 of incremental revenue from our acquisition of Growth Capital Partners from the beginning of the year through June 30, 2012, the one year anniversary of the acquisition. For the year ended December 31, 2011, Tax Services includes $543 of incremental revenue from the effective date of the acquisition (June 30, 2011) through the end of the year. Growth Capital Partners is a Houston-based investment banking firm focused on transactions in the middle market.

For the year ended December 31, 2012, M&A Advisory also includes $17,023 of incremental revenue from our acquisition of Pagemill Partners from the beginning of the year through December 31, 2012, the one year anniversary of the acquisition. Pagemill Partners is a Silicon Valley-based investment banking firm.

(c)
For the year ended December 31, 2012, Dispute & Legal Management Consulting includes $891 of incremental revenue from our acquisition of iEnvision Technology from the effective date of the acquisition (October 4, 2012) through the end of the year. iEnvision Technology is an advisory firm that assists law firms and corporate legal departments with implementation of document and data management systems.
(e)
For the year ended December 31, 2012, Global Restructuring Advisory includes $28,520 of incremental revenue from our acquisition of MCR from the beginning of the year through October 31, 2012, the one year anniversary of the acquisition. For the year ended December 31, 2011, Global Restructuring Advisory includes $4,726 of incremental revenue from the effective date of the acquisition (October 31, 2011) through the end of the year. MCR is a United Kingdom-based partnership specializing in insolvency, turnaround and restructuring services.

For the year ended December 31, 2012, Global Restructuring Advisory includes $7,405 of incremental revenue from our acquisition of the Toronto-based financial restructuring practice of RSM Ricther from the beginning of the year through December 9, 2012, the one year anniversary of the acquisition. For the year ended December 31, 2011, Global Restructuring Advisory includes $321 of incremental revenue from the effective date of the acquisition (December 9, 2011) through the end of the year.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except headcount data)
(Unaudited)

	Quarter Ended		Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Financial Advisory
Revenue (excluding reimbursables)	$78,059	$69,776	$271,947	$250,888
Segment operating income	$13,118	$14,848	$50,778	$45,212
Segment operating income margin	16.8%	21.3%	18.7%	18.0%

Alternative Asset Advisory
Revenue (excluding reimbursables)	$14,479	$14,395	$57,050	$55,666
Segment operating income	$2,108	$3,545	$12,759	$12,890
Segment operating income margin	14.6%	24.6%	22.4%	23.2%

Investment Banking
Revenue (excluding reimbursables)	$47,379	$34,809	$140,167	$77,386
Segment operating income	$11,990	$5,821	$20,409	$6,767
Segment operating income margin	25.3%	16.7%	14.6%	8.7%

Totals
Revenue (excluding reimbursables)	$139,917	$118,980	$469,164	$383,940

Segment operating income	$27,216	$24,214	$83,946	$64,869
Net client reimbursable expenses	(143)	(16)	(197)	(139)
Equity-based compensation from Legacy Units and IPO Options	—	34	(22)	(207)
Depreciation and amortization	(5,128)	(3,230)	(18,138)	(11,164)
Acquisition retention expenses	(3,029)	(1,024)	(9,536)	(1,624)
Restructuring charges	28	(95)	(1,796)	(4,090)
Acquisition, integration and corporate development costs	(4,951)	(1,571)	(6,865)	(2,372)
Operating income	$13,993	$18,312	$47,392	$45,273

Average Client Service Professionals
Financial Advisory	691	584	640	575
Alternative Asset Advisory	106	99	103	94
Investment Banking	315	213	306	158
Total	1,112	896	1,049	827

End of Period Client Service Professionals
Financial Advisory	704	590	704	590
Alternative Asset Advisory	105	100	105	100
Investment Banking	311	303	311	303
Total	1,120	993	1,120	993

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT—CONTINUED
(In thousands, except utilization, rate-per-hour and headcount data)
(Unaudited)

	Quarter Ended		Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Revenue per Client Service Professional
Financial Advisory	$113	$119	$425	$436
Alternative Asset Advisory	$137	$145	$554	$592
Investment Banking	$150	$163	$458	$490
Total	$126	$133	$447	$464

Utilization(a)
Financial Advisory	75.4%	81.7%	73.1%	73.8%
Alternative Asset Advisory	62.5%	63.0%	60.2%	61.2%

Rate-Per-Hour(b)
Financial Advisory	$372	$356	$344	$343
Alternative Asset Advisory	$487	$516	$501	$515

Revenue (excluding reimbursables)
Financial Advisory	$78,059	$69,776	$271,947	$250,888
Alternative Asset Advisory	14,479	14,395	57,050	55,666
Investment Banking	47,379	34,809	140,167	77,386
Total	$139,917	$118,980	$469,164	$383,940

Average Managing Directors
Financial Advisory	106	90	97	92
Alternative Asset Advisory	23	24	23	25
Investment Banking	73	58	74	47
Total	202	172	194	164

End of Period Managing Directors
Financial Advisory	110	92	110	92
Alternative Asset Advisory	23	24	23	24
Investment Banking	71	76	71	76
Total	204	192	204	192

Revenue per Managing Director
Financial Advisory	$736	$775	$2,804	$2,727
Alternative Asset Advisory	$630	$600	$2,480	$2,227
Investment Banking	$649	$600	$1,894	$1,647
Total	$693	$692	$2,418	$2,341

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except headcount data)
(Unaudited)

_______________
(a)
The utilization rate for any given period is calculated by dividing the number of hours incurred by client service professionals who worked on client assignments (including internal projects for the Company) during the period by the total available working hours for all of such client service professionals during the same period, assuming a 40 hour work week, less paid holidays and vacation days. Utilization excludes client service professionals associated with certain property tax services due to the nature of the work performed and client service professionals from certain acquisitions prior to their transition to the Company's financial system.

(b)
Average billing rate-per-hour is calculated by dividing revenue for the period by the number of hours worked on client assignments (including internal projects for the Company) during the same period. Financial Advisory revenue used to calculate rate-per-hour exclude revenue associated with certain property tax engagements. The average billing rate excludes certain hours from our acquisitions prior to their transition to the Company's financial system.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
SUMMARY OF CLIENT SERVICE PROFESSIONALS
(Unaudited)

	2011					2012
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Average Client Service Professionals
Financial Advisory	574	562	576	584	575	600	612	646	691	640
Alternative Asset Advisory	87	94	98	99	94	99	101	106	106	103
Investment Banking	129	128	147	213	158	302	291	310	315	306
	790	784	821	896	827	1,001	1,004	1,062	1,112	1,049

End of Period Client Service Professionals
Financial Advisory	571	552	580	590		605	612	657	704
Alternative Asset Advisory	90	97	100	100		94	103	106	105
Investment Banking	127	131	149	303		294	292	311	311
	788	780	829	993		993	1,007	1,074	1,120

	2011					2012
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Average Managing Directors
Financial Advisory	94	93	91	90	92	92	95	96	106	97
Alternative Asset Advisory	26	25	25	24	25	23	23	24	23	23
Investment Banking	39	41	48	58	47	76	74	73	73	74
	159	159	164	172	164	191	192	193	202	194

End of Period Managing Directors
Financial Advisory	94	91	90	92		95	95	96	110
Alternative Asset Advisory	26	25	25	24		23	23	24	23
Investment Banking	39	43	50	76		73	73	73	71
	159	159	165	192		191	191	193	204

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)
(Unaudited)

	December 31, 2012	December 31, 2011
ASSETS
Current assets
Cash and cash equivalents	$68,732	$38,986
Accounts receivable (net of allowance for doubtful accounts of $2,037 and $1,753 at December 31, 2012 and 2011, respectively)	79,360	77,795
Unbilled services	54,159	51,427
Prepaid expenses and other current assets	10,980	8,257
Net deferred income taxes, current	1,819	2,545
Total current assets	215,050	179,010

Property and equipment (net of accumulated depreciation of $39,534 and $32,516 at December 31, 2012 and 2011, respectively)	49,926	33,632
Goodwill	205,653	192,970
Intangible assets (net of accumulated amortization of $35,144 and $25,626 at December 31, 2012 and 2011, respectively)	38,201	40,977
Other assets	16,969	13,942
Investments related to deferred compensation plan	28,775	23,542
Net deferred income taxes, less current portion	161,339	115,826
Total non-current assets	500,863	420,889
Total assets	$715,913	$599,899

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$5,131	$4,148
Accrued expenses	23,939	22,612
Accrued compensation and benefits	54,315	41,518
Liability related to deferred compensation plan, current portion	506	646
Deferred revenues	6,388	4,185
Due to noncontrolling unitholders, current portion	7,623	6,209
Total current liabilities	97,902	79,318

Long-term debt	22,500	—
Liability related to deferred compensation plan, less current portion	28,361	23,083
Other long-term liabilities	36,511	32,248
Due to noncontrolling unitholders, less current portion	140,458	101,557
Total non-current liabilities	227,830	156,888
Total liabilities	325,732	236,206

Commitments and contingencies

Stockholders' equity
Preferred stock (50,000 shares authorized; zero issued and outstanding)	—	—
Class A common stock, par value $0.01 per share (100,000 shares authorized; 42,420 and 31,646 shares issued and outstanding at December 31, 2012 and 2011, respectively)	424	316
Class B common stock, par value $0.0001 per share (50,000 shares authorized; zero and 10,488 shares issued and outstanding at December 31, 2012 and 2011, respectively)	—	1
Additional paid-in capital	352,858	252,572
Accumulated other comprehensive income	2,620	287
Retained earnings	34,279	25,631
Total stockholders' equity of Duff & Phelps Corporation	390,181	278,807
Noncontrolling interest	—	84,886
Total stockholders' equity	390,181	363,693
Total liabilities and stockholders' equity	$715,913	$599,899

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Year Ended
	December 31, 2012	December 31, 2011
Cash flows from operating activities:
Net income	$26,301	$29,729
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,138	11,164
Equity-based compensation	25,537	21,884
Bad debt expense	1,628	3,363
Net deferred income taxes	6,432	4,811
Other	3,385	3,295
Changes in assets and liabilities providing/(using) cash, net of acquired balances:
Accounts receivable	387	(19,821)
Unbilled services	(1,015)	(14,471)
Prepaid expenses and other current assets	(2,591)	1,399
Other assets	(4,339)	(146)
Accounts payable and accrued expenses	4,698	5,527
Accrued compensation and benefits	18,363	4,379
Deferred revenues	2,069	1,756
Other liabilities	(2,916)	(869)
Due to noncontrolling unitholders from payments pursuant to the Tax Receivable Agreement	(6,033)	(5,536)
Net cash provided by operating activities	90,044	46,464

Cash flows from investing activities:
Purchases of property and equipment	(23,706)	(8,057)
Business acquisitions, net of cash acquired	(13,614)	(53,464)
Purchases of investments	(3,150)	(6,200)
Increase in restricted cash	—	(6,400)
Net cash used in investing activities	(40,470)	(74,121)

Cash flows from financing activities:
Borrowings under revolving line of credit	35,000	—
Repayments of revolving line of credit	(12,500)	—
Net proceeds from sale of Class A common stock	49,244	—
Redemption of noncontrolling unitholders	(58,972)	—
Dividends	(13,683)	(9,989)
Repurchases of Class A common stock	(9,284)	(28,891)
Payments of contingent consideration related to acquisitions	(6,550)	—
Distributions and other payments to noncontrolling unitholders	(4,082)	(8,447)
Payments of debt issuance costs	—	(302)
Proceeds from exercises of stock options	16	267
Excess tax benefit from equity-based compensation	836	963
Net cash used in financing activities	(19,975)	(46,399)

Effect of exchange rate on cash and cash equivalents	147	(286)

Net increase/(decrease) in cash and cash equivalents	29,746	(74,342)
Cash and cash equivalents at beginning of year	38,986	113,328
Cash and cash equivalents at end of period	$68,732	$38,986

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended December 31, 2012
	As Reported	Adjustments		Adjusted Pro Forma
Revenue	$139,917	$—		$139,917
Reimbursable expenses	5,218	—		5,218
Total revenue	145,135	—		145,135

Direct client service costs
Compensation and benefits	77,070	—		77,070
Other direct client service costs	4,476	—		4,476
Acquisition retention expenses	3,029	(3,029)	(2)	—
Reimbursable expenses	5,361	—		5,361
	89,936	(3,029)		86,907

Operating expenses
Selling, general and administrative	31,155	—		31,155
Depreciation and amortization	5,128	—		5,128
Restructuring charges	(28)	28	(3)	—
Acquisition, integration and corporate development costs	4,951	(4,951)	(4)	—
	41,206	(4,923)		36,283

Operating income	13,993	7,952		21,945

Other expense/(income), net
Interest income	(22)	—		(22)
Interest expense	256	—		256
Other expense/(income)	(526)	—		(526)
	(292)	—		(292)

Income before income taxes	14,285	7,952		22,237
Provision for income taxes	7,630	1,197	(6)	8,827
Net income	6,655	6,755		13,410
Less: Net income attributable to noncontrolling interest	590	(590)		—
Net income attributable to Duff & Phelps Corporation	$6,065	$7,345		$13,410

Pro forma fully exchanged, fully diluted shares outstanding				39,247

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.34

See definition of Adjusted Pro Forma Net Income and
accompanying footnotes in the preceding section of this press release.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended December 31, 2011
	As Reported	Adjustments		Adjusted Pro Forma
Revenue	$118,980	$—		$118,980
Reimbursable expenses	5,573	—		5,573
Total revenue	124,553	—		124,553

Direct client service costs
Compensation and benefits	62,934	32	(1)	62,966
Other direct client service costs	4,089	—		4,089
Acquisition retention expenses	1,024	(1,024)	(2)	—
Reimbursable expenses	5,589	—		5,589
	73,636	(992)		72,644

Operating expenses
Selling, general and administrative	27,709	2	(1)	27,711
Depreciation and amortization	3,230	—		3,230
Restructuring charges	95	(95)	(3)	—
Acquisition, integration and corporate development costs	1,571	(1,571)	(4)	—
	32,605	(1,664)		30,941

Operating income	18,312	2,656		20,968

Other expense/(income), net
Interest income	(8)	—		(8)
Interest expense	97	—		97
Other expense	1,502	(1,500)	(5)	2
	1,591	(1,500)		91

Income before income taxes	16,721	4,156		20,877
Provision for income taxes	5,566	2,910	(6)	8,476
Net income	11,155	1,246		12,401
Less: Net income attributable to noncontrolling interest	4,110	(4,110)		—
Net income attributable to Duff & Phelps Corporation	$7,045	$5,356		$12,401

Pro forma fully exchanged, fully diluted shares outstanding				38,324

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.32

See definition of Adjusted Pro Forma Net Income and
accompanying footnotes in the preceding section of this press release.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Year Ended December 31, 2012
	As Reported	Adjustments		Adjusted Pro Forma
Revenue	$469,164	$—		$469,164
Reimbursable expenses	15,537	—		15,537
Total revenue	484,701	—		484,701

Direct client service costs
Compensation and benefits	256,089	43	(1)	256,132
Other direct client service costs	13,119	—		13,119
Acquisition retention expenses	9,536	(9,536)	(2)	—
Reimbursable expenses	15,734	—		15,734
	294,478	(9,493)		284,985

Operating expenses
Selling, general and administrative	116,032	(65)	(1)	115,967
Depreciation and amortization	18,138	—		18,138
Restructuring charges	1,796	(1,796)	(3)	—
Acquisition, integration and corporate development costs	6,865	(6,865)	(4)	—
	142,831	(8,726)		134,105

Operating income	47,392	18,219		65,611

Other expense/(income), net
Interest income	(59)	—		(59)
Interest expense	748	—		748
Other expense	380	(376)	(5)	4
	1,069	(376)		693

Income before income taxes	46,323	18,595		64,918
Provision for income taxes	20,022	5,621	(6)	25,643
Net income	26,301	12,974		39,275
Less: Net income attributable to noncontrolling interest	4,037	(4,037)		—
Net income attributable to Duff & Phelps Corporation	$22,264	$17,011		$39,275

Pro forma fully exchanged, fully diluted shares outstanding				39,051

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$1.01

See definition of Adjusted Pro Forma Net Income and
accompanying footnotes in the preceding section of this press release.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Year Ended December 31, 2011
	As Reported	Adjustments		Adjusted Pro Forma
Revenue	$383,940	$—		$383,940
Reimbursable expenses	12,934	—		12,934
Total revenue	396,874	—		396,874

Direct client service costs
Compensation and benefits	209,606	273	(1)	209,879
Other direct client service costs	9,048	—		9,048
Acquisition retention expenses	1,624	(1,624)	(2)	—
Reimbursable expenses	13,073	—		13,073
	233,351	(1,351)		232,000

Operating expenses
Selling, general and administrative	100,624	(480)	(1)	100,144
Depreciation and amortization	11,164	—		11,164
Restructuring charges	4,090	(4,090)	(3)	—
Acquisition, integration and corporate development costs	2,372	(2,372)	(4)	—
	118,250	(6,942)		111,308

Operating income	45,273	8,293		53,566

Other expense/(income), net
Interest income	(77)	—		(77)
Interest expense	275	—		275
Other expense	1,505	(1,500)	(5)	5
	1,703	(1,500)		203

Income before income taxes	43,570	9,793		53,363
Provision for income taxes	13,841	7,824	(6)	21,665
Net income	29,729	1,969		31,698
Less: Net income attributable to noncontrolling interest	11,115	(11,115)		—
Net income attributable to Duff & Phelps Corporation	$18,614	$13,084		$31,698

Pro forma fully exchanged, fully diluted shares outstanding				38,715

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.82

See definition of Adjusted Pro Forma Net Income and
accompanying footnotes in the preceding section of this press release.

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